Exhibit 99.2 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK ------------------------------------------------------x In re : Chapter 11 : MPM Silicones, LLC, et al., : Case No. 14-22503 (RDD) : Debtors. : (Jointly Administered) ------------------------------------------------------x Monthly Operating Report for the Period From May 1, 2014 to May 31, 2014 Debtors’ Address: 260 Hudson River Road Waterford, NY 12188 Debtors’ Attorneys: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019 Telephone: (212) 728-8000 This Monthly Operating Report has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States. I declare under penalty of perjury that this report and the attached documents are true and correct to the best of my knowledge and belief. /s/ William H. Carter June 27, 2014 William H. Carter Director, Chief Financial Officer, and Executive Vice President of Momentive Performance Materials Inc. and Momentive Performance Materials Holdings Inc.

2 UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 – 5/31/14 Federal Tax I.D.# 22-3775481 CORPORATE MONTHLY OPERATING REPORT REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Schedule of Cash Receipts MOR-1a x Schedule of Cash Disbursements MOR-1b x Bank Account Information MOR-1c x Copies of bank statements (See Notes to MOR-1c) x Cash disbursements journals (See Notes to MOR-1c) x Statement of Operations MOR-2 x Balance Sheet MOR-3 x Status of Post-petition Taxes (See Notes to MOR-4a) MOR-4a x x Copies of IRS Form 6123 or payment receipt (See Notes to MOR-4a) x Copies of tax returns filed during reporting period (See Notes to MOR-4a) x Summary of Unpaid Post-petition Debts (See Notes to MOR-4b x Listing of Aged Accounts Payable MOR-4b x Accounts Receivable Aging MOR-5 x Taxes Reconciliation and Aging (See Notes to MOR-4a) x Payments to Insiders and Professionals (See Notes to MOR-6) MOR-6 x x Post Petition Status of Secured Notes, Leases Payable (See Notes to MOR-6) x Debtor Questionnaire MOR-7 x

MOR NOTES In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 – 5/31/14 Federal Tax I.D.# 22-3775481 3 Notes to the Monthly Operating Report GENERAL: The report includes activity from the following Debtors and related Case Numbers EntityName CaseNumber MPM Silicones, LLC 14-22503-RDD Juniper Bond Holdings I LLC 14-22504-RDD Juniper Bond Holdings II LLC 14-22505-RDD Juniper Bond Holdings III LLC 14-22506-RDD Juniper Bond Holdings IV LLC 14-22507-RDD Momentive Performance Materials Holdings Inc. 14-22508-RDD Momentive Performance Materials Inc. 14-22509-RDD Momentive Performance Materials Quartz, Inc. 14-22510-RDD Momentive Performance Materials USA Inc. 14-22511-RDD Momentive Performance Materials Worldwide Inc. 14-22512-RDD Momentive Performance Materials South America Inc. 14-22513-RDD Momentive Performance Materials China SPV Inc. 14-22514-RDD

MOR NOTES In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 – 5/31/14 Federal Tax I.D.# 22-3775481 Notes to the Monthly Operating Report 4 Notes to the MOR: On April 13, 2014 (the "Petition Date"), Momentive Performance Materials Holdings Inc. ("Momentive ") and eleven of its direct and indirect subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief (the "Chapter 11 Cases") under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Debtors' Chapter 11 Cases are being jointly administered under the caption "In re: MPM Silicones, LLC., et al. (Case No. 14-22503- RDD)." Momentive's other subsidiaries and affiliates (the "Non-Debtors") were not included in the bankruptcy filing. Additional information about the Chapter 11 Cases, court filings and claims information is available on the internet at www.momentive.com/MPMRestructuring/. General Notes to MOR-1a and 1b: Cash is received and disbursed by the Debtors as described in the Debtors’ motion to approve continued use of their cash management system (which motion was granted on an interim and final basis pursuant to orders entered by the Bankruptcy Court on April 15, 2014 and May 16, 2014, respectively) and is consistent with the Debtors’ historical cash management practices. Copies of bank statements and cash disbursement journals will be provided upon reasonable request in writing to counsel for the Debtors. Notes to MOR-1a: Cash receipts related to intercompany transfers among the debtors are deducted from Total Cash Receipts. Intercompany Transfers on MOR-1a and MOR-1b offset and net to zero. Notes to MOR-1b: Cash disbursements related to intercompany transfers among the debtors are deducted from Total Cash Disbursements. Intercompany Transfers on MOR-1a and MOR-1b offset and net to zero. Notes to MOR-1c: All amounts listed are the Bank Balances as of the end of the month. Copies of the bank statements and cash disbursement journals were not included with the MOR due to the voluminous nature of these reports and can be provided upon reasonable request in writing to counsel for the Debtors.

MOR NOTES In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 – 5/31/14 Federal Tax I.D.# 22-3775481 Notes to the Monthly Operating Report 5 Notes to MOR-2 and MOR-3: This Monthly Operating Report ("MOR") has been prepared on a consolidated basis for the Debtors. The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Bankruptcy Court and is in a format acceptable to the United States Trustee for the Southern District of New York (the "U.S. Trustee"). As discussed below, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and does not include all of the information and footnotes required by U.S. GAAP. Therefore, there can be no assurance that the consolidated financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR. The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this report includes primarily normal recurring adjustments, but does not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with U.S. GAAP. Certain adjusting entries (including, but not limited to, income tax expense and intercompany profit eliminations) are only prepared on a quarterly basis and therefore such adjustments included here are based on information as of March 31, 2014. No entry for the equity interest in earnings of unconsolidated entities is included in these financial statements. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. Any changes to prior period balances are reflected in the current month’s MOR. The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future. Intercompany transactions between debtors have been eliminated in the financial statements contained herein. Intercompany transactions with the Debtors’ non-Debtor subsidiaries and affiliates have not been eliminated in the financial statements and are reflected in affiliate receivables, loans, interest and payables. Net sales include $25.6 million of sales to non-debtor subsidiaries. As a result of the Chapter 11 Cases, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre- Chapter 11 liabilities are stayed. Although prepetition claims are generally stayed, at hearings held on April 14, 2014 and May 15, 2014, the Bankruptcy Court granted interim and/or final approval of the Debtors’ “first day” motions generally designed to stabilize the Debtors’ operations. The Debtors received Bankruptcy Court approval to pay or otherwise honor certain prepetition obligations such as certain employee wages and benefits, certain taxes and fees, customer obligations, obligations to logistics providers and prepetition amounts owed to certain critical vendors.

MOR NOTES In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 – 5/31/14 Federal Tax I.D.# 22-3775481 Notes to the Monthly Operating Report 6 The Debtors have been and intend to continue to pay undisputed post-petition claims in the ordinary course of business for goods and services received after the Petition Date. In addition, the Debtors may reject prepetition executory contracts and unexpired leases with respect to the Debtors’ operations, with the approval of the Bankruptcy Court. Any damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. The Debtors have notified all known claimants subject to the bar date of their need to file a proof of claim with the Bankruptcy Court. The bar date is the date by which claims against the Debtors must be filed if the claimants wish to receive any distribution in the Chapter 11 Cases. The Court has entered an order establishing July 17, 2014 as the bar date for non-governmental entities, and October 10, 2014 as the bar date for governmental entities. Differences between liability amounts estimated by the Debtors and claims filed by creditors will be investigated and, if necessary, the Bankruptcy Court will make a final determination of the allowable claim. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, or other events. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. For the reasons discussed above, the Debtors caution readers not to place undue reliance upon information contained in this MOR. For further information, refer to the consolidated financial statements and footnotes included in the Momentive Performance Materials Inc. Annual Report on Form 10-K for the year ended December 31, 2013 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, as filed with the United States Securities and Exchange Commission. Momentive Performance Materials Holdings Inc. is the sole shareholder of Momentive Performance Materials Inc., but is not included in the consolidated financial statements of Momentive Performance Materials Inc. included on Forms 10-K or 10-Q. No assurance can be given as to the value, if any, that may be ascribed to the Debtors' various prepetition liabilities and other securities. Accordingly, the Debtors urge that caution be exercised with respect to existing and future investments in any of these securities or claims against the Debtors. Debtor-in-Possession Financing DIP ABL Facility In connection with the Chapter 11 Cases, certain Debtors and Non-Debtors (collectively, the “Borrowers”) entered into an amended and restated senior secured debtor-in-possession and exit asset-based revolving credit agreement (the “DIP ABL Facility”), which amends and restates the Borrowers’ existing asset-based revolving loan facility (the “ABL Facility”). The DIP ABL Facility is currently being syndicated and certain terms, including pricing, are subject to change. The DIP ABL Facility has a 12 month term unless, prior to the end of such 12 month period, a reorganization plan is confirmed pursuant to an order entered by the Bankruptcy Court and subsequently consummated, in which case, the DIP ABL Facility will terminate on the date of such consummation, unless the Borrowers exercise their option to convert the DIP ABL Facility into an exit asset-based revolving facility (the “Exit ABL Facility”), in which case, upon the effectiveness of the Exit ABL Facility, the term will be five years after such effective date. The maximum availability under the DIP ABL Facility is $270 million. The DIP ABL Facility is also subject to a

MOR NOTES In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 – 5/31/14 Federal Tax I.D.# 22-3775481 Notes to the Monthly Operating Report 7 borrowing base that is based on a specified percentage of eligible accounts receivable and inventory and, in certain foreign jurisdictions, machinery and equipment. The DIP ABL Facility bears interest based on, at the Borrowers’ option, an adjusted LIBOR rate plus an applicable margin of 2.75% or an alternate base rate plus an applicable margin of 1.75%. In addition to paying interest on outstanding principal under the DIP ABL Facility, the Borrowers will be required to pay a commitment fee to the lenders in respect of the unutilized commitments at an initial rate equal to 0.375% per annum, subject to adjustment depending on the usage. The DIP ABL Facility has a minimum EBITDA covenant calculated on a cumulative basis beginning with May 1, 2014 and tested monthly commencing as of August 31, 2014 and a minimum liquidity covenant of $50 million tested at the close of each business day. The Exit ABL Facility will not have any financial maintenance covenants, other than a minimum fixed charge coverage ratio of 1.0 to 1.0 that would only apply if availability is less than the greater of (a) 12.5% of the lesser of the borrowing base and the total Exit ABL Facility commitments at such time and (b) $27 million. The fixed charge coverage ratio under the agreement governing the Exit ABL Facility is defined as the ratio of (a) Adjusted EBITDA minus non- financed capital expenditures and cash taxes to (b) debt service plus cash interest expense plus certain restricted payments, each measured on a last twelve months basis. The DIP ABL Facility is secured by, among other things, first-priority liens on most of the inventory and accounts receivable and related assets of the Borrowers, their domestic subsidiaries and certain of their foreign subsidiaries, and, in the case of certain foreign subsidiaries, machinery and equipment (the “DIP ABL Priority Collateral”), and second-priority liens on certain collateral that generally includes most of the Borrowers’ , their domestic subsidiaries’ and certain of their foreign subsidiaries’ assets other than DIP ABL Priority Collateral (the “DIP Term Loan Priority Collateral”), in each case subject to certain exceptions and permitted liens. DIP Term Loan Facility In connection with the Chapter 11 Cases, the Borrowers entered into a senior secured debtor-in-possession term loan agreement, as amended (the “DIP Term Loan Facility”) (collectively with the DIP ABL Facility, the “DIP Facilities”). The DIP Term Loan Facility was used in part to repay in full the outstanding obligations under the Borrowers’ existing ABL Facility. The DIP Term Loan Facility is currently being syndicated and certain terms, including pricing, are subject to change. The DIP Term Loan Facility has a 12 month term unless, prior to the end of such 12 month period, a reorganization plan is confirmed pursuant to an order entered by the Bankruptcy Court and subsequently consummated, in which case, the DIP Term Loan Facility will terminate on the date of such consummation. The amount committed and made available under the DIP Term Loan Facility is $300 million. The DIP Term Loan Facility bears interest based on, at the Borrowers option, an adjusted LIBOR rate plus an applicable margin of 3.25% or an alternate base rate plus an applicable margin of 2.25%. Like the DIP ABL Facility, the DIP Term Loan Facility has a minimum EBITDA covenant calculated on a cumulative basis beginning with May 1, 2014 and tested monthly commencing as of August 31, 2014 and a minimum liquidity covenant of $50 million tested at the close of each business day. The security arrangements for the DIP Term Loan Facility include first-priority liens on the DIP Term Loan Priority Collateral owned by the Borrowers and their domestic subsidiaries and second-priority liens on the DIP ABL Priority Collateral owned by the Borrowers and their domestic subsidiaries, which are junior to the DIP ABL Facility, in each case subject to certain exceptions and permitted liens.

MOR NOTES In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 – 5/31/14 Federal Tax I.D.# 22-3775481 Notes to the Monthly Operating Report 8 The Borrowers have received authorization from the Bankruptcy Court to access the full $570 DIP Facilities as of May 31, 2014. Notes to MOR-4a: For status of post-petition tax payments, see disclosures as noted on MOR-4a. Due to the level of detailed records, (i) copies of IRS Form 6123 or payment receipts; (ii) copies of tax returns filed during the reporting period; and (iii) a taxes aging schedule will be made available upon reasonable request in writing to counsel for the Debtors. Notes to MOR-4b: The Debtors maintain a detailed aging of post-petition Trade Accounts Payable which includes post-petition trade payables to affiliates. The post-petition Trade Payable aging is from April 13, 2014 through April 30, 2014. The Trade Payable Aging represents invoices received and the Other include liabilities we recognize, but an invoice has not yet been received. The Other balances are by their nature current. “Accounts payable” on MOR-3 differs from total Post-Petition Trade Payables on MOR-4b due to a reclassification of Affiliate Accounts Payables to “Due to affiliates” on MOR-3. The Debtors believe that the information as disclosed in MOR-4b appropriately summarizes the ending accounts payable balances of the Debtors. Due to the volume of transactions related to vendor payments, the accounts payable reconciliation is not presented by vendor. Information by vendor will be provided upon reasonable request in writing to counsel for the Debtors. The Debtors believe they are current on all post-petition payments other than disputes that arise in the ordinary course of business. Notes to MOR-5: The Debtors maintain an aging of Trade Accounts Receivable which includes trade activity with affiliates. The total per the aging on MOR 5 is adjusted for an Allowance for Doubtful Accounts and Accounts Receivables sold to a non-debtor subsidiary of Momentive to determine the Net Trade Receivables balance. Total “Accounts receivable” in MOR-3 differs from the total on MOR-5 due to a reclassification of affiliate trade receivables to “Due from affiliates” in MOR-3. The Debtors believe that the information as disclosed in MOR-5 appropriately summarizes the ending accounts receivable of the Debtors. Detail of customer activity is not being provided due to confidentiality.

MOR NOTES In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 – 5/31/14 Federal Tax I.D.# 22-3775481 Notes to the Monthly Operating Report 9 Notes to MOR-6: Payments to insiders exclude intercompany payments and payments to directors and officers. Professional fees to be disclosed in this Report do not include payments to professionals or consultants in the ordinary course of business. As of May 31, 2014, the Debtors have received permission from the Bankruptcy Court to access the entire amount of the $570 million DIP Facilities. The Debtors had drawn $300 million and issued letters of credit totaling $66 million under the DIP Facilities as of May 31, 2014.

MOR – 1a In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 – 5/31/14 Federal Tax I.D.# 22-3775481 Schedule of Cash Receipts 10 TIME PERIOD: 5/01/2014 through 5/31/2014 Debtor Case Number Total Cash Receipts Transfers* Net Cash Receipts Momentive Performance Materials USA Inc. 14-22511-RDD 207,841,229$ (126,261,227)$ 81,580,002$ Momentive Performance Materials Inc. 14-22509-RDD 93,620,617$ (90,685,916)$ 2,934,701$ Momentive Performance Materials Quartz, Inc. 14-22510-RDD 27,595,013$ (14,850,000)$ 12,745,013$ Momentive Performance Materials Holdings Inc. 14-22508-RDD 8,700,000$ (8,700,000)$ -$ Momentive Performance Materials South America Inc. 14-22513-RDD 26,108$ -$ 26,108$ Juniper Bond Holdings IV LLC 14-22507-RDD 200$ (200)$ -$ Juniper Bond Holdings III LLC 14-22506-RDD 200$ (200)$ -$ Juniper Bond Holdings II LLC 14-22505-RDD -$ -$ -$ Momentive Performance Materials Worldwide Inc. 14-22512-RDD -$ -$ -$ Juniper Bond Holdings I LLC 14-22504-RDD -$ -$ -$ Total 337,783,366$ (240,497,543)$ 97,285,823$ * Funds transferred between US debtors have been deducted from the receipts schedule

MOR – 1b In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 – 5/31/14 Federal Tax I.D.# 22-3775481 Schedule of Cash Disbursements 11 TIME PERIOD: 5/01/2014 through 5/31/2014 Debtor Case Number Total Cash Disbursements Transfers* Net Cash Disbursements Momentive Performance Materials USA Inc. 14-22511-RDD 207,300,311$ (127,726,335)$ 79,573,976$ Momentive Performance Materials Inc. 14-22509-RDD 124,171,333$ (100,193,652)$ 23,977,681$ Momentive Performance Materials Quartz, Inc. 14-22510-RDD 27,167,127$ (12,577,556)$ 14,589,571$ Momentive Performance Materials South America Inc. 14-22513-RDD 30,201$ -$ 30,201$ Juniper Bond Holdings I LLC 14-22504-RDD 639$ -$ 639$ Juniper Bond Holdings IV LLC 14-22507-RDD 269$ -$ 269$ Juniper Bond Holdings III LLC 14-22506-RDD 269$ -$ 269$ Juniper Bond Holdings II LLC 14-22505-RDD -$ -$ -$ Momentive Performance Materials Worldwide Inc. 14-22512-RDD -$ -$ -$ Momentive Performance Materials Holdings Inc. 14-22508-RDD -$ -$ -$ Total 358,670,148$ (240,497,543)$ 118,172,605$ * Funds transferred between US debtors have been deducted from the disbursements schedule

MOR – 1c In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 – 5/31/14 Federal Tax I.D.# 22-3775481 Bank Account Information 12 TIME PERIOD: As of 5/31/2014 Legal Entity Bank Bank Acct# Bank Balance (1) Momentive Performance Materials Inc. Bank of America XXXXXX-3028 7,276,194$ Momentive Performance Materials Inc. Bank of America XXXXXX-3013 17,427$ Momentive Performance Materials Inc. Bank of America XXXXXX-611 -$ Momentive Performance Materials USA Inc. Fifth Third Bank XXXXXX-8762 1,444,196$ Momentive Performance Materials USA Inc. Bank of America XXXXXX-3717 300,408$ Momentive Performance Materials USA Inc. Bank of America XXXXXX-6151 4,623$ Momentive Performance Materials USA Inc. Bank of America XXXXXX-7168 -$ Momentive Performance Materials USA Inc. Bank of America XXXXXX-7419 472,734$ Momentive Performance Materials USA Inc. Bank of America XXXXXX-1012 930,400$ Momentive Performance Materials USA Inc. Bank of America XXXXXX-5071 227,108$ Momentive Performance Materials USA Inc. Bank of America XXXXXX-5089 151,688$ Momentive Performance Materials USA Inc. Bank of America XXXXXX-7344 6,722$ Momentive Performance Materials USA Inc. PNC XXXXXX-8926 705,415$ Momentive Performance Materials USA Inc. Bank of America XXXXXX-7205 648,705$ Momentive Performance Materials Quartz, Inc. Bank of America XXXXXX-2217 434,236$ Momentive Performance Materials Quartz, Inc. Bank of America XXXXXX-3329 595,382$ Momentive Performance Materials Quartz, Inc. Bank of America XXXXXX-7680 -$ Momentive Performance Materials Quartz, Inc. Bank of America XXXXXX-5139 977,727$ Momentive Performance Materials Quartz, Inc. Bank of America XXXXXX-9527 -$ Momentive Performance Materials Worldwide Inc. Bank of America XXXXXX-3031 1,258$ Momentive Performance Materials South America Inc. Banco Intesa XXXXXX-6940 1,517$ Momentive Performance Materials South America Inc. Banco ITAU XXXXXX-1005 7,425$ Momentive Performance Materials South America Inc. BICE XXXXXX-11-6 (92)$ Momentive Performance Materials Holdings Inc. Bank of America XXXXXX-6249 8,937,751$ Momentive Performance Materials Holdings Inc. Bank of America XXXXXX-926 -$ Juniper Bond Holdings I LLC Bank of America XXXXXX-9021 951$ Juniper Bond Holdings II LLC Bank of America XXXXXX-9034 3,090$ Juniper Bond Holdings III LLC Bank of America XXXXXX-9050 19$ Juniper Bond Holdings IV LLC Bank of America XXXXXX-9063 83$ (1) Bank Balance may differ from Book Balance due to items in-transit and other timing items

MOR – 2 In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 – 5/31/14 Federal Tax I.D.# 22-3775481 Statement of Operations – Month Ended May 31, 2014 ($000’s) The accompanying notes are an integral part of the financial statements. 13 Net sales 96,513$ Costs and expenses: Cost of sales, excluding depreciation (68,460) Selling, general and administrative expense (33,314) Depreciation and amortization expense (5,342) Operating loss (10,603) Other income (expense): Interest income 14,298 Interest expense (11,511) Reorganization items, net (11,142) Loss before income taxes (18,958) Income tax expense (1,465) Net loss from Debtor entities (20,423)$ Consolidated Debtors [1] [1] The las t four digi ts of the taxpayer identi fication numbers of the Debtors fol low in parentheses : (i ) Juniper Bond Holdings I LLC (9631); (i i ) Juniper Bond Holdings I I LLC (9692); (i i i ) Juniper Bond Holdings I I I LLC (9765); (iv) Juniper Bond Holdings IV LLC (9836); (v) Momentive Performance Materia ls China SPV Inc. (8469); (vi ) Momentive Performance Materia ls Holdings Inc. (8246); (vi i ) Momentive Performance Materia ls Inc. (8297); (vi i i ) Momentive Performance Materia ls Quartz, Inc. (9929); (i x) Momentive Performance Materia ls South America Inc. (4895); (x) Momentive Performance Materia ls USA Inc. (8388); (xi ) Momentive Performance Materia ls Worldwide Inc. (8357); and (xi i ) MPM Si l i cones , LLC (5481). The Debtors ’ executive headquarters are located at 260 Hudson River Road, Waterford, NY 12188.

MOR – 3 In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 – 5/31/14 Federal Tax I.D.# 22-3775481 Balance Sheet – As of May 31, 2014 ($000’s) The accompanying notes are an integral part of the financial statements. 14 ASSETS Current Assets Cash and cash equivalents 26,800$ Accounts receivable 86,420 Due from affiliates 89,459 Inventories 195,596 Other current assets 44,593 Total Current Assets 442,868 Other long-term assets 2,106 Loans receivable from affiliates 1,656,888 Property and equipment, net 427,812 Goodwill 17,314 Other intangible assets, net 75,688 Total Assets 2,622,676$ LIABILITIES AND SHAREHOLDER'S DEFICIT Current Liabilities Accounts payable 43,854$ Due to affiliates 22,089 Debt payable within one year 1,655,000 Other current liabilities 16,679 Interest payable 16,572 Income taxes payable 1,917 Accrued payroll and incentive compensation 16,096 Total current liabilities 1,772,207 Long-Term Liabilities Intercompany loans payable 3,000 Accumulated losses from unconsolidated subsidiaries in excess of investment 317,903 Other long-term liabilities 2,611 Liabilities subject to compromise 2,983,726 Total liabilities 5,079,447 Total deficit (2,456,771) Total liabilities and shareholder's deficit 2,622,676$ Consolidated Debtors [1] [1] The las t four digi ts of the taxpayer identi fication numbers of the Debtors fol low in parentheses : (i ) Juniper Bond Holdings I LLC (9631); (i i ) Juniper Bond Holdings I I LLC (9692); (i i i ) Juniper Bond Holdings I I I LLC (9765); (iv) Juniper Bond Holdings IV LLC (9836); (v) Momentive Performance Materia ls China SPV Inc. (8469); (vi ) Momentive Performance Materia ls Holdings Inc. (8246); (vi i ) Momentive Performance Materia ls Inc. (8297); (vi i i ) Momentive Performance Materia ls Quartz, Inc. (9929); (i x) Momentive Performance Materia ls South America Inc. (4895); (x) Momentive Performance Materia ls USA Inc. (8388); (xi ) Momentive Performance Materia ls Worldwide Inc. (8357); and (xi i ) MPM Si l i cones , LLC (5481). The Debtors ’ executive headquarters are located at 260 Hudson River Road, Waterford, NY 12188.

MOR – 4a In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 - 5/31/14 Federal Tax I.D.# 22-3775481 Status of Post Petition Taxes 15 June 27, 2014 Office of the United States Trustee Subject: May Monthly Operating Report Attestation Regarding Post-petition Taxes The Debtor, MPM Silicones, LLC. and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes. All post-petition taxes for the debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations. /s/ William H. Carter William H. Carter Director, Chief Financial Officer, and Executive Vice President of Momentive Performance Materials Inc. and Momentive Performance Materials Holdings Inc.

MOR – 4b In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 – 5/31/14 Federal Tax I.D.# 22-3775481 Post-Petition Accounts Payable Aging 16 MPM Silicones, LLC, et al.,[1] Trade Payables May 31, 2014 Total Current 1-30 Days 31-60 Days 61-90 Days 91+ Days Trade Payables Aging 27,280,146$ 23,213,244$ 4,066,902$ -$ -$ -$ Other 17,486,378 17,486,378 - - - - Total Post Petition Trade Payables 44,766,524$ 40,699,622$ 4,066,902$ -$ -$ -$ Past Due [1] The las t four digi ts of the taxpayer identi fication numbers of the Debtors fol low in parentheses : (i ) Juniper Bond Holdings I LLC (9631); (i i ) Juniper Bond Holdings I I LLC (9692); (i i i ) Juniper Bond Holdings I I I LLC (9765); (iv) Juniper Bond Holdings IV LLC (9836); (v) Momentive Performance Materia ls China SPV Inc. (8469); (vi ) Momentive Performance Materia ls Holdings Inc. (8246); (vi i ) Momentive Performance Materia ls Inc. (8297); (vi i i ) Momentive Performance Materia ls Quartz, Inc. (9929); (i x) Momentive Performance Materia ls South America Inc. (4895); (x) Momentive Performance Materia ls USA Inc. (8388); (xi ) Momentive Performance Materia ls Worldwide Inc. (8357); and (xi i ) MPM Si l i cones , LLC (5481). The Debtors ’ executive headquarters are located at 260 Hudson River Road, Waterford, NY 12188.

MOR – 5 In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 – 5/31/14 Federal Tax I.D.# 22-3775481 Accounts Receivable Aging 17 MPM Silicones, LLC, et al.,[1] Trade Receivables May 31, 2014 Total Current 1-30 Days 31-60 Days 61-90 Days 91+ Days Trade Receivables Aging 100,059,733$ 89,102,751$ 7,626,907$ 1,578,758$ (33,223)$ 1,784,540$ Allowance for Doubtful Accounts (2,299,049) 97,760,684 Accounts Receivable sold to non-debtor affiliate (8,909,003) Net Trade Receivables 88,851,681$ Past Due [1] The las t four digi ts of the taxpayer identi fication numbers of the Debtors fol low in parentheses : (i ) Juniper Bond Holdings I LLC (9631); (i i ) Juniper Bond Holdings I I LLC (9692); (i i i ) Juniper Bond Holdings I I I LLC (9765); (iv) Juniper Bond Holdings IV LLC (9836); (v) Momentive Performance Materia ls China SPV Inc. (8469); (vi ) Momentive Performance Materia ls Holdings Inc. (8246); (vi i ) Momentive Performance Materia ls Inc. (8297); (vi i i ) Momentive Performance Materia ls Quartz, Inc. (9929); (i x) Momentive Performance Materia ls South America Inc. (4895); (x) Momentive Performance Materia ls USA Inc. (8388); (xi ) Momentive Performance Materia ls Worldwide Inc. (8357); and (xi i ) MPM Si l i cones , LLC (5481). The Debtors ’ executive headquarters are located at 260 Hudson River Road, Waterford, NY 12188.

MOR – 6 In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 – 5/31/14 Federal Tax I.D.# 22-3775481 Payments to Insiders and Professionals 18 Full Firm Name May Houlihan Lokey, Inc. 150,094$ Lazard Frères & Co. LLC 157,936 308,030$

MOR – 7 In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 5/1/14 – 5/31/14 Federal Tax I.D.# 22-3775481 Debtor Questionnaire 19 Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary. Yes No Explanation 1 Have any assets been sold or transferred outside the normal course of business this reporting period? X 2 Have any funds been disbursed from any account other than a debtor in possession account this reporting period? X 3 Is the Debtor delinquent in the timely filing of any post- petition tax returns? X 4 Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies? X 5 Is the Debtor delinquent in paying any insurance premium payment? X 6 Have any payments been made on pre-petition liabilities this reporting period? X Payments made only per motions approved by the court. 7 Are any post petition receivables (accounts, notes or loans) due from related parties? X Normal course of business. 8 Are any post petition payroll taxes past due? X 9 Are any post petition State or Federal income taxes past due? X 10 Are any post petition real estate taxes past due? X 11 Are any other post petition taxes past due? X 12 Have any pre-petition taxes been paid during this reporting period? X Payments made only per motions approved by the court. 13 Are any amounts owed to post petition creditors delinquent? X Other than ordinary course disputes 14 Are any wage payments past due? X 15 Have any post petition loans been received by the Debtor from any party? X Debtor-in-possesion financing approved by the court. 16 Is the Debtor delinquent in paying any U.S. Trustee fees? X 17 Is the Debtor delinquent with any court ordered payments to attorneys or other professionals? X 18 Have the owners or shareholders received any compensation outside of the normal course of business? X DEBTOR QUESTIONNAIRE